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                                                                    EXHIBIT 99.1

                              HEADHUNTER.NET, INC.
                          333 RESEARCH COURT, SUITE 200
                             NORCROSS, GEORGIA 30092

                                 AUGUST 24, 2001

American Stock Transfer & Trust Company
40 Wall Street
46th Floor
New York, New York 10005
Attention: Fran Noftell

         Re:      Amendment No. 2 to Shareholder Protection Rights Agreement

Ladies and Gentlemen:

         Pursuant to Section 5.4 of the Shareholder Protection Rights Agreement dated as of April 15, 2000, as amended by Amendment No. 1 to Shareholder Protection Rights Agreement, dated February 27, 2001 (the "Rights Agreement") between HeadHunter.NET, Inc. (the "Company") and American Stock Transfer & Trust Company, as rights agent, the Company, by resolution adopted by its board of directors, hereby amends the Rights Agreement as follows:

         1. The definition of "Acquiring Person" in Section 1.1 of the Rights Agreement is hereby deleted and replaced in its entirety with the following:

         " "Acquiring Person" shall mean any Person who is a Beneficial Owner of 15% or more of the outstanding shares of Common Stock; provided, however, that the term "Acquiring Person" shall not include any Person (i) who (x) is the Beneficial Owner of 15% or more of the outstanding shares of Common Stock on the date of this Agreement, or (y) shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock, or (z) shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock (I) on or after the date of this Agreement pursuant to the Agreement and Plan of Merger, dated April 15, 2000, by and among the Company, Resume Acquisition Corporation, Omnicom Group Inc. ("OMC"), Bernard Hodes Group Inc. ("BHG"), Career Mosaic Inc. and ITC Holding Company, Inc. ("ITC"), or pursuant to a transfer of such Common Stock to a direct or indirect wholly owned Subsidiary of one or more such Persons until such time hereafter or thereafter as such Person or transferee shall become the Beneficial Owner (other than by means of stock dividend, stock split or other similar event) of any additional shares of Common Stock, except for additional shares of Common Stock obtained upon the exercise of options granted to directors of the Company and except for additional shares of Common Stock obtained by OMC or any member of the OMC Group (as defined below) pursuant to the Amended and Restated Credit Agreement, dated February 27, 2001, between the Company and Omnicom Finance, Inc. (the "OFI Credit Agreement") or (II) pursuant to the


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(1) Agreement and Plan of Merger dated August 24, 2001 (the "2001 Merger
Agreement") among the Company, Career Holdings, Inc. and CB Merger Sub, Inc.,
(2) Offer (as defined in the 2001 Merger Agreement), (3) Merger (as defined in the 2001 Merger Agreement, (4) Stockholder Agreements (as defined in the 2001 Merger Agreement), or (5) other transactions contemplated by the 2001 Merger Agreement, or pursuant to a transfer of such Common Stock to a direct or indirect wholly owned Subsidiary of one or more such Persons (each of the foregoing, an "Exempt Event") or (ii) who is the Beneficial Owner of 15% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 15% or more of the outstanding shares of Common Stock or (iii) Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-In Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock), Beneficially Owned by such Person or its Affiliates or Associates at the time of grant of such option or
(C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Person after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any wholly owned Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a wholly owned Subsidiary of the Company shall not be an Acquiring Person. Notwithstanding any other provision hereof, in no event will ITC or OMC (OMC and ITC, together with their successors or assigns (but only such successors or assigns which control, are controlled by or are under common control with OMC or ITC, as the case may be), an "Authorized Holder"), individually or together with any other Person in which Authorized Holder has, directly or indirectly, an ownership interest (such other Persons, "Related Companies"), or any Affiliate, Associate, director, officer, employee, partner, member or other related Person of Authorized Holder or a Related Company (collectively, a "Related Person" and, together with Authorized Holder and Related Companies, "OMC Group" or "ITC Group", as the case may be), be deemed to be an "Acquiring Person" for purposes hereof, nor shall a Flip-In Date, a Separation Time, a Stock Acquisition Date or any other event hereunder occur as a result of either OMC Group's or ITC Group's Beneficial Ownership of Common Stock (any such event, an "OMC Triggering Event" or an "ITC Triggering Event", as the case may be) unless and until OMC or ITC shall have received written notice from the Company that the Company's Board of Directors has determined in good faith that the OMC Group or the ITC Group constitutes an Acquiring Person hereunder and, within 30 calendar days after receipt of notice of such determination from the Company, the OMC Group or the ITC Group, as the case may be, shall not have divested itself of Common Stock or taken such other action as the Board of Directors of the Company determines in good faith, after


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consultation with counsel, is sufficient, so that either an OMC Trigger Event or an ITC Trigger Event is no longer continuing; provided, however, that if either the OMC Group or the ITC Group shall become the Beneficial Owner of 50% or more of the Common Stock, then an ITC Triggering Event or an OMC Triggering Event shall occur in accordance with the terms of this Agreement (disregarding the sentence of which this clause is a part) and the foregoing provisions regarding notice and opportunity to cure shall not apply. For the avoidance of doubt, notwithstanding any other provision hereof, the right to acquire Common Stock under the OFI Credit Agreement will not be deemed to confer "Beneficial Ownership" until that right has actually been exercised."

         2. The definition of "Stock Acquisition Date" in Section 1.1 of the Rights Agreement is hereby amended by adding the following sentence to the end thereof:

                  "No Exempt Event shall cause a Stock Acquisition Date."

         3. The definition of "Separation Time" in Section 1.1 of the Rights Agreement is hereby amended by adding the following sentence to the end thereof:

                  "No Exempt Event shall cause a Separation Time."

         4. The definition of "Expiration Time" in Section 1.1 of the Rights Agreement is hereby deleted and replaced in its entirety with the following:

                  "Expiration Time" shall mean the earliest of (i) the Effective Time (as defined in the 2001 Merger Agreement, (ii) April 15, 2010, (iii) the Termination Time, and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Flip-In Date.

         5. Except as expressly amended hereby, the Rights Agreement shall remain in full force and effect.

         6. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Rights Agreement.

         7. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflicts of law principles thereof.

         8. This Amendment No. 2 may be executed in any number of counterparts and each of such counterparts shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.


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                          (Amendment No. 2 to S.P.R.A)

         9. This Amendment No. 2 to the Rights Agreement shall be effective as of the date hereof, and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

                                       Very truly yours,

                                       HeadHunter.NET, Inc.



                                       By: /s/ Robert M. Montgomery
                                          -------------------------------------
                                       Name: Robert M. Montgomery
                                            -----------------------------------
                                       Title: Chief Executive Officer
                                             ----------------------------------

Accepted and agreed to as of the date first written above:

American Stock Transfer & Trust Company

By: /s/ Herbert J. Lemmer
   ---------------------------------
Name: Herbert J. Lemmer
     -------------------------------
Title: Vice President
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                        SIGNATURE PAGE TO AMENDMENT NO. 2
                                       TO
                     SHAREHOLDER PROTECTION RIGHTS AGREEMENT